                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                   Commercial National Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, APRIL 27, 1999


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         The annual meeting of shareholders of Commercial National Financial Corporation will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, on Tuesday, April 27, 1999, at 7:00 p.m. to consider and vote upon:

         1.     Election of Directors.

         2. Approval of an amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 1,750,000 to 5,000,000.

         3.     To transact any other business that may come before the meeting.

         Shareholders of record at the close of business on March 12, 1999, are entitled to notice of and to vote at the meeting or any adjournment of the meeting.



                      By Order of the Board of Directors,



                      Jeffrey S. Barker
                      President and Chief Executive Officer


March 26, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             It is important that your shares be represented at the
               meeting. Even if you expect to attend the meeting,
                   PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                                 PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. Box 280
                           101 North Pine River Street
                             Ithaca, Michigan 48847


         This proxy statement is being furnished to holders of common stock, with no par value ("Common Stock"), of Commercial National Financial Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation's board of directors for use at the annual meeting of shareholders to be held on April 27, 1999, and at any adjournment of that meeting. The annual meeting will be held at the Ithaca Community Center, 120 North Maple Street, Ithaca, Michigan 48847, at 7:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and form of proxy are first being sent to shareholders on or about March 26, 1999.

         If a proxy in the form distributed by the Corporation is properly executed and returned to the Corporation, the shares represented by that proxy will be voted at the annual meeting of shareholders and at any adjournment of that meeting. Where a shareholder specified a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees to the board of directors and for the approval of the amendment to the Corporation's Restated Articles of Incorporation. Management does not know of any other matters to be presented at the annual meeting. If other matters are presented, all proxies will be voted in accordance with the judgment of the persons named as proxies, who will consider management's recommendations.

         A proxy may be revoked at any time prior to the closing of the polls by written notice delivered to the President of the Corporation, by a subsequent dated proxy, or by voting the shares represented by the proxy at the annual meeting.

         Solicitation of proxies will be made initially by mail. Officers, directors and employees of the Corporation and its wholly owned subsidiary, Commercial Bank (the "Bank"), may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by nominees and other fiduciaries, who may mail material to or otherwise communicate with the beneficial owners of shares held by them. All expenses of solicitation of proxies will be paid by the Bank.

                              ELECTION OF DIRECTORS
                              ---------------------

         The board of directors of the Corporation has nominated the following 10 persons for election to the board of directors at the annual meeting:

         Richard F. Abbott          David A. Ferguson         Russell M. Simmet
         Jefferson P. Arnold        Kenneth R. Luneack        Scott E. Sheldon
         Jeffrey S. Barker          Kim C. Newson
         Don J. Dewey               Howard D. Poindexter

         Mr. Joseph B. Simon is not standing for reelection in 1999. Mr. Simon retired from the board of directors on August 8,1998. Mr. Simon began his service on the board of directors in 1988.

         Directors are to be elected at the annual meeting of shareholders to serve until the next following annual meeting of shareholders. The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the incumbent

Corporation board of directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not so selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

         A vote of shareholders holding a plurality of shares is required to elect directors. For the purpose of counting votes on this proposal, abstentions, broker non-votes, and other shares not voted will not be counted as shares voted, and the number of votes of which a plurality is required will be reduced by the number of shares not voted.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS

VOTING SECURITIES
-----------------

         Holders of record of Common Stock, at the close of business on March 12, 1999, will be entitled to vote at the annual meeting of shareholders on April 27, 1999, and any adjournment of that meeting. As of March 12, 1999, there were 997,739 shares of Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote upon each matter to be voted upon at the meeting.

         The following table shows certain information concerning the number of shares of Common Stock held as of March 12, 1999, by shareholders known to management to have been the beneficial owner of more than 5% of the outstanding shares as of that date:

                                                   AMOUNT AND NATURE OF
                                                 BENEFICIAL OWNERSHIP (1)
                                                 ------------------------

                                   SOLE VOTING OR    SHARED VOTING OR                         PERCENT
NAME AND ADDRESS OF BENEFICIAL    INVESTMENT POWER      INVESTMENT        TOTAL BENEFICIAL    OF CLASS
             OWNER                                       POWER(2)            OWNERSHIP
------------------------------------------------------------------------------------------- ----------
Kenneth R. Luneack                     63,486              2,276               65,762         6.59%
9333 N. Union Road
St. Louis, Michigan 48880

Robert M. Sheldon                      50,890                833               51,723         5.18%
1055 Riverview
Alma, Michigan 48801

         The following table sets forth information concerning the number of shares of Common Stock held as of December 31, 1998, by each of the Corporation's directors and nominees, the named executive officers of the Corporation, and by all directors and executive officers of the Corporation as a group:


                                Amount and Nature of Beneficial Ownership (1)
                                ---------------------------------------------

                                        Sole            Shared
                                      Voting and       Voting or                            Total       Percent
                                      Investment       Investment            Stock        Beneficial    of Class
                                        Power           Power(2)           Options(3)      Ownership
================================================================================================================

Richard F. Abbott                               -            27,044            253          27,297      2.74%
Jefferson P. Arnold                        10,781            16,105            621          27,507      2.76%
Jeffrey S. Barker(4)                        9,150             1,369          5,806          16,325      1.64%
Don J. Dewey                                4,070                 -            611           4,681       .47%
Patrick G. Duffy(4)                           348               888            826           2,062       .21%
David F. Ferguson                           6,590             7,725            618          14,933      1.50%
Kenneth R. Luneack                         63,486             2,276              -          65,762      6.59%
Kim C. Newson                               2,432             2,422            601           5,455       .55%
Howard D. Poindexter                       18,820            16,866            369          36,055      3.61%
Scott E. Sheldon                           10,008                 -            619          10,627      1.07%
Russell M. Simmet                               -            19,646            242          19,888      1.99%
================================================================================================================
All Directors and Executive
Officers as a Group                       125,685            94,341         10,566         230,592     23.13%
================================================================================================================


(1) The number of shares stated is based on information furnished by the officers and directors and includes shares personally owned of record by each person and shares which under applicable regulations are deemed to be otherwise beneficially owned by each person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the security. Investment power includes the power to dispose or to direct the disposition of the security. A person is also considered to be the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares as to which the indicated person is legally entitled to share voting or investment power by reason of joint ownership, trust or other contract or property right, and shares held by a family member over whom the indicated person may have substantial influence by reason of relationship.

(3) These numbers include vested stock options, granted under the Corporation's 1989 and 1991 Stock Option Plans, which entitle the holder to acquire beneficial ownership of such shares within sixty days.

(4) These numbers include shares that are allocated to the member's individual account under the Commercial Bank Employee Savings and Stock Ownership Plan.

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

          Biographical information concerning executive officers and directors who are nominated for election to the board of directors at the annual meeting is presented below. Except as otherwise indicated, all directors and executive officers have had the same principal employment for over 5 years and have held their positions with the Corporation since January, 1994. All ten nominees are incumbent directors. All ten nominees were last elected to the Corporation's board of directors at the last annual meeting of shareholders that was held on April 28, 1998.

          Richard F. Abbott (age 64) has been a director of the Corporation and the Bank since 1989. He had been interim president and chief executive officer of the Bank from September 15, 1993, until March 16, 1994, and of the Corporation from September 15, 1993 until May 18, 1994. From May, 1990 to September 15, 1993, and from March 16, 1994 until December 31, 1996, Mr. Abbott served as executive vice president of the Bank and of the Corporation.

          Jefferson P. Arnold (age 59) has been a director of the Corporation since May 18, 1994. Mr. Arnold is an attorney at law and has practiced law with the Arnold Law Offices for over 30 years.

          Jeffrey S. Barker (age 50) is president and chief executive officer of the Corporation and the Bank. He has been a director of the Corporation and the Bank since November 12, 1997. He has been president and chief executive officer of the Bank and the Corporation since November 12, 1997. Prior to becoming the president of the Corporation, he was Senior Vice President-Lending of the Bank from July, 1995 to November, 1997. From May 1990 to July 1995 he served as Vice President-Lending of the Bank.

          Don J. Dewey (age 61) has been a director of the Corporation since 1988 and a director of the Bank since 1987. He is a funeral director and the owner and president of Dewey Funeral Homes, Inc.

          David A. Ferguson (age 49) has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is a member of Chodoka LLC. He previously served as vice president of Ashcraft's Market, Inc., a regional retail grocery store chain.

          Kenneth R. Luneack (age 67) has been a director of the Corporation and of the Bank since May, 1991. He is owner and operator of Ken Luneack Construction, Inc., a building materials manufacturer.

          Kim C. Newson (age 48) has been director of the Corporation since 1988 and a director of the Bank since 1987. He is president of Alma Hardware Company and general manager of Alma True Value Hardware, both of which are in the retail hardware business.

          Howard D. Poindexter (age 63) has been chairman of the board of the Corporation since February of 1993. He has been a director of the Corporation since 1988 and a director of the Bank since 1973. He is manager of Poindexter Farms, an independent farming business. From 1954 until his retirement in 1992, he was a soil conservationist for the U.S. Department of Agriculture.

          Scott E. Sheldon (age 41) has served as Chairman of Board of the Bank since July of 1997. He has been a director of the Corporation since 1988 and a director of the Bank since 1985. He is the owner of Kernen-Sheldon Agency, Shepherd Insurance Agency and Ladu-Brundage Agency, which are insurance agencies.

          Russell M. Simmet (age 64) has been a director of the Corporation since 1988 and a director of the Bank since 1976. He is the owner of Simmet Insurance Agency, an insurance agency.

          Jeffrey S. Barker and Patrick G. Duffy serve as the executive officers of the Corporation. Biographical information for Mr. Barker is presented above. Biographical information for Mr. Duffy is presented below:

          Patrick G. Duffy (age 35) is vice president and chief financial officer of the Corporation and the Bank. He has been vice president and chief financial officer of the Bank and the Corporation since February 19, 1997. Prior to joining the Corporation, he served as assistant controller and compliance officer for Shoreline Financial Corporation from January 1996 through February 1997. He previously served in the following positions with Shoreline Financial
          Corporation: compliance officer from January 1995 through January 1996, branch administration from June 1993 through January 1995.

          The Corporation's executive officers serve in their capacity without receiving specific compensation for their services from the Corporation. The Corporation's executive officers continue to serve as executive officers of the Bank. All officers serve at the pleasure of the boards of directors of the Corporation and the Bank respectively.

          The Corporation's board has two standing committees, the human resources committee and the audit committee. The human resources committee includes Messrs. Ferguson, Arnold, Luneack, Poindexter and Sheldon. The human resources committee makes compensation recommendations. The human resources committee met 4 times in 1998. A sub-committee of the human resources committee consisting of Messrs. Ferguson, Luneack, and Poindexter administers the 1989 and 1991 Stock Option Plans.

          The audit committee recommends to the board the employment of independent certified public accountants to examine the financial statements of the Corporation and its subsidiary, makes such additional examinations as the committee deems advisable, reviews reports of examination of the Corporation and its subsidiary received from regulatory authorities, reports to the board at least once each calendar year on the results of examinations made and offers such conclusions and recommendations as the committee deems appropriate. Messrs. Dewey, Newson, Simmet, Poindexter, Sheldon and Abbott serve on the audit committee. The audit committee met 4 times during 1998.

          The Corporation's entire board of directors performs the functions of nominating and compensation committees.

          The Corporation's board of directors will consider the nomination of candidates for election as directors of the Corporation at any meeting of shareholders called for the purpose of electing directors submitted by any shareholder entitled to vote at that meeting. Any shareholder desiring to nominate a candidate for director must deliver a notice to the Secretary of the Corporation, not less than 14 nor more than 50 days prior to the meeting, setting forth: the name, age, business address and residence address of the nominee; the principal occupation or employment of the nominee; the number of shares of Common Stock beneficially owned by the nominee; the total number of shares of Common Stock that will be voted for each nominee; the name, business address and residence address of the nominating shareholder; the number of shares of Common Stock owned by the nominating shareholder; a statement that the nominee is willing to be nominated; and such other information regarding the nominee as would be required under the rules of the Securities and Exchange Commission to be included in proxy statement soliciting proxies for the election of the nominee.

          The board of directors of the Corporation held 13 meetings during 1998. All incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors and meetings of committees on which they served while they served in such capacities.

COMPENSATION OF EXECUTIVE OFFICERS
----------------------------------

         The following table shows certain information concerning the compensation of the named executive officers of the Corporation and the Bank for the three years ended December 31, 1998. For the same period, the annual salary and bonus of no other executive officer of the Corporation or Bank exceeded $100,000.


                                             SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                               SECURITIES
                                                         UNDERLYING
                              ANNUAL COMPENSATION(1)                            OPTIONS             ALL OTHER
                              ----------------------
                               YEAR         SALARY          BONUS            (NO. SHARES)(2)      COMPENSATION(3)
---------------------------------------------------------------------------------------------------------------------------

Jeffrey S. Barker*              1998     $   99,415       $  55,043              3,163           $    8,505
   President and                1997         89,769          24,000              3,149                5,005
   Chief Executive Officer
   of the Corporation and
   Bank


*        Not a named executive officer prior to 1997

(1) Includes compensation deferred under the Commercial Bank Employee Savings and Stock Ownership Plan and directors' fees.

(2) Shares have been adjusted for 5% stock dividend paid in November of 1998.

(3) All other compensation for Mr. Barker includes Corporation matching and base contributions under the Commercial Bank Employee Savings and Stock Ownership Plan ($4,214 for 1997 and $7,252 for 1998) and the amount paid by the Corporation for his life insurance ($791 for 1997 and $1,253 for 1998). All other compensation for Mr. Duffy includes Corporation matching and base contributions under the Commercial Bank Employee Savings and Stock Ownership Plan ($4,890 for 1998) and the amount paid by the Corporation for his life insurance ($793 for 1998).

         It is the Corporation's practice to award stock options annually to key policy making members of management. Stock options have been an important component of the Corporation's executive compensation program for several years. Stock options are believed to help align the interests of senior management with the interests of shareholders by promoting stock ownership by senior executive officers and by rewarding them for appreciation in the price of the Corporation's Common Stock. Stock options which were granted, exercised, or outstanding during 1998 were granted under either the 1989 Stock Option Plan or the 1991 Stock Option Plan. Both Stock Option Plans have been approved by the Corporation's shareholders.

         The Corporation's 1989 and 1991 Stock Option Plans provide that stock options, stock appreciation rights, and tax benefit rights may be issued to directors, officers, and key employees. Stock options entitle a participant to buy shares of Common Stock of the Corporation during a specified time period at a specified price. Subject to restrictions imposed by the Plans, the stock option committee in its discretion determines who will be granted options, how many shares will be subject to options, and the form of consideration that may be paid upon exercise of an option. As of December 31, 1998, a maximum of 22,728 authorized shares are subject to the exercise of options under the plans. As of December 31, 1998, no stock appreciation rights had been granted under either plan. By its terms, the 1989 Stock Option Plan will terminate on April 26, 1999. The 1991 Stock Option Plan will terminate by its terms on April 22, 2001.

         The following tables set forth information concerning stock options granted to and exercised or retained by the named executive officers of the Corporation and Bank during 1998. In 1998, the Corporation granted options only under the 1991 Stock Option Plan. As indicated in the following table, some options awarded in 1998 are exercisable for two years while the remaining options are exercisable for five years.

               OPTIONS GRANTED IN LAST FISCAL YEAR (1)
                     No. of        Percent of                                Potential Realizable Value at Assumed
                    Securities    Total Options                                    Annual Rates of Stock Price
                    Underlying     Granted to                                     Appreciation for Option Term
                     Options      Employees in    Exercise   Expiration
                     Granted      Fiscal Year   Price ($/Shr)   DATE              0%             5%           10%
---------------------------------------------------------------------------------------------------------------------------

Jeffrey S. Barker   3,150            31.73%        $ 36.49    6/01/2005        $    0        $ 46,794     $109,049
                       13              .13           36.49    6/01/2000             0             193          450




(1) The per share exercise price of each option is equal to the market value of the Common Stock on the date each option was granted. The option information has been adjusted to reflect the 5% stock dividend paid in November of 1998. All outstanding options were granted for a term of ten or fewer years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. In the event of a change in control of the Corporation, a participant may exercise tax benefit rights granted in tandem with the options. Such tax benefit rights would entitle an optionee to cash payments at the time of exercise to partially reimburse the optionee for tax liability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES


                                                                                               Value of Unexercised
                       Number of Shares                         Number of Unexercised      In-the-Money Options at
                         Acquired on                             Options at Year End                Year End
                           Exercise        Value Realized     Exercisable/Unexercisable     Excercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Barker             0                   0                  5,806/3,150                  $79,049/$3,182


CHANGE OF CONTROL ARRANGEMENT
-----------------------------

         The Bank has entered into a Change of Control Arrangement with Jeffrey
S. Barker and certain other officers providing that if certain "employment changes" occur within 24 months after a "change of control" of the Corporation, then they shall receive a lump sum severance payment equal to 1 1/2 times their yearly salary and bonus.

         The Arrangement generally defines employment changes as follows: termination of employment for reasons other than good cause; a significant change in the nature or scope of their authority or in the overall working environment; their assignment to duties materially inconsistent with their present duties, responsibilities and status; or a material reduction in their monthly rate of base salary. A change of control occurs for purposes of the Arrangement when more than 50% of the Corporation's common stock is acquired by an entity, person or group.

         The Bank's purpose in entering into the Arrangement with Mr. Barker and the other officers is to provide these individuals with financial security following a change of control and to provide an additional inducement for them to remain employed by the Bank. With continuation of their employment reasonably assured, the Corporation and its shareholders should be more assured that they will act, with respect to a possible change of control, for the benefit of the Corporation and its shareholders and without concern for their own financial security.

COMPENSATION OF DIRECTORS
-------------------------

         The board of directors of the Bank holds regular monthly meetings. The Bank compensates its directors at the rate of $550 per month. The Chairman of the board is paid $1,000 per month. Directors of the Bank who are not executive officers are paid $150 for each committee meeting attended. The Corporation's board of directors meetings customarily coincide with Bank board of directors meetings. No separate cash compensation is paid to directors for Corporation board of directors meetings.

         The directors of the Corporation and Bank may receive stock options under the Corporation's 1991 Stock Option Plan. The number of shares of Common Stock covered by each option equals the number of shares the director could purchase if he had purchased shares with the directors fees that the director earned during the year. The options awarded to the directors are exercisable after six months from the date of grant and expire two years from the date of grant.

CERTAIN RELATIONSHIPS
---------------------

         Directors and officers of the Corporation and members of their immediate families and businesses controlled by them were customers of and had certain transactions with the Bank in the ordinary course of business since January 1, 1998. It is anticipated that such transactions will take place in the future in the ordinary course of business. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates, fees, and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present any unfavorable features.

         Russell M. Simmet, a director of the Corporation, is owner of Simmet Insurance Agency, Inc. The Corporation purchases fleet coverage, and property and casualty insurance through Simmet Insurance Agency, Inc. The premiums paid for these policies are comparable to premiums that would have been paid to nonaffiliate persons for similar policies.

         During 1998, the Bank retained the services of Mr. Arnold, an attorney, for routine legal matters. These fees were billed at the regular rates charged by Mr. Arnold for services rendered to all of his firm's clients. The fees paid by the Bank did not exceed 5% of the firm's gross revenues for its last fiscal year.

    AMENDMENT OF RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
    -------------------------------------------------------------------------
          AUTHORIZED SHARES OF COMMON STOCK FROM 1,750,000 TO 5,000,000
          -------------------------------------------------------------

         The Board of Directors has unanimously approved an amendment to the Commercial National Financial Corporation Restated Articles of Incorporation to increase the number of authorized shares of Commercial National Financial Corporation common stock ("Common Stock") and unanimously recommends to the shareholders that they approve such amendment.

         The Corporation's Restated Articles of Incorporation provide that the authorized number of shares of Common Stock is 1,750,000. As of March 12, 1999 there were 997,739 common shares outstanding and 54,201 common shares, 49,413 common shares, and 57,574 common shares reserved for issuance under the 1991 Stock Option Plan, the Employee Savings and Stock Ownership Plan, and the Dividend Reinvestment Plan, respectively.

         The Board of Directors considers it advisable to increase the authorized number of shares of Common Stock to 5,000,000. The additional authorized common shares will be available for any purpose for which shares of common stock may be issued under the Michigan Business Corporation Act. For example, this could include, among other things, possible issuance from time to time pursuant to employee benefit plans, the dividend reinvestment plan, exercise of stock options, acquisitions, private placements, public offerings for cash and stock dividends or stock splits. The Corporation currently has no plans, arrangements, understandings or commitments for the issuance of the additional common shares. It is considered advisable, however, to have the authorization to issue such shares in order to enable the Corporation, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a shareholders' meeting for such purpose.

         There are no preemptive rights with respect to the authorization or issuance of the additional authorized common shares and those common shares may be issued without further action by shareholders. Any issuance of Common Stock must be for proper business purposes and for proper consideration from the recipient. Issuance of additional common shares could, under some circumstances, dilute the voting rights, equity and earnings per share of existing common shareholders. Nevertheless, the Corporation anticipates that it would receive value for any additional common shares issued, thereby reducing or eliminating the economic effect of such dilution to shareholders.

         Although the decision of the Board of Directors to propose an increase in the number of shares of Common Stock authorized for issuance did not result from any effort, known to the Corporation, by any person to accumulate Common Stock or to affect a change in control of the Corporation, one effect of an increase in authorized common shares may be to make more difficult certain types of attempts to obtain control of the Corporation not approved by the Board of Directors.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendment.

                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
           INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

         The Board of Directors appointed Crowe, Chizek and Company LLP as independent auditors for the Corporation for the year ending December 31, 1998. Crowe, Chizek and Company LLP has also been appointed to serve as the Corporation's independent auditors for the year ending December 31, 1999.

         A representative of Crowe, Chizek and Company LLP is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

PROPOSALS OF SHAREHOLDERS
-------------------------

         Proposals of shareholders intended to be presented at the annual meeting scheduled to be held April 25, 2000, must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting by November 27, 1999. Proposals of shareholders should be made in accordance with Securities and Exchange Commission Rule 14a-8.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors and greater than ten percent beneficial owners.

  PROXY             COMMERCIAL NATIONAL FINANCIAL CORPORATION              PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1999

         The undersigned acknowledges receipt of notice of and a proxy statement for the annual meeting of shareholders of Commercial National Financial Corporation to be held on April 27, 1999, and hereby appoints Edward Hooper and Richard S. Prestage, and each of them, proxies of the undersigned, each with full power of substitution, to vote all shares of the undersigned in Commercial National Financial Corporation at the annual meeting of its shareholders to be held on April 27, 1999, and at any adjournment thereof, with all powers which the undersigned would have if personally present. The undersigned hereby instructs Commercial National Financial Corporation to vote any and all shares held for the account of the undersigned under the Commercial National Financial Corporation Dividend Reinvestment Plan in accordance with the specifications, if any, made in this proxy.



1.       Election of Directors:
         [ ] VOTE FOR all nominees (except as                 [ ] WITHHOLD AUTHORITY to vote
             marked to the contrary).                                 for all nominees listed below.

         Richard F. Abbott,  Jefferson P. Arnold,  Jeffrey S. Barker, Don J. Dewey,  David A. Ferguson,  Kenneth R.
Luneack, Kim C. Newson, Howard D. Poindexter, Scott E. Sheldon and Russell M. Simmet.

           YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

(INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space below.)

2. Amendment to the Restated Articles of Incorporation of Commercial National
Financial Corporation:

         [ ] VOTE FOR Amendment          [ ] VOTE AGAINST Amendment          [ ] ABSTAIN

       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
RESTATED ARTICLES OF INCORPORATION.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COMMERCIAL NATIONAL FINANCIAL CORPORATION. IF THIS PROXY IS PROPERLY EXECUTED
AND DELIVERED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.
IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ELECTION OF ALL
NOMINEES NAMED ON THIS PROXY AND FOR THE AMENDMENT TO THE RESTATED ARTICLES OF
INCORPORATION. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE
DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE
MEETING.

Number of Shares:                                             Dated:                             , 1999
                 --------------------------------                    ---------------------------

                                                  X
                                                  ------------------------------
                                        Signature

                                                  X
                                                  ------------------------------
                                        Signature, if held jointly

                                                       Please sign exactly as
                                                  your name(s) appear(s). Joint
                                                  owners should each sign
                                                  personally. Executors,
                                                  administrators, trustees and
                                                  persons signing for
                                                  corporations or partnerships
                                                  should give their title as
                                                  such. If a corporation, please
                                                  sign in full corporate name by
                                                  president or authorized
                                                  officer. If partnership,
                                                  please sign in partnership
                                                  name by properly authorized
                                                  person.

     PLEASE SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO:
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                  P.O. BOX 280
                           101 NORTH PINE RIVER STREET
                             ITHACA, MICHIGAN 48847